Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
15.	Subsequent Events

In February 2017, Aerpio executed a term sheet for a senior secured convertible note financing (the February Convertible Notes or February Convertible Note Financing) totaling $297,355, with certain preferred investor of Aerpio. The terms of the February Convertible Notes are identical to the Convertible Notes.

Merger and Offering

On March 15, 2017, the Company completed the Merger and Offering as further described in Note 1 to the consolidated financial statements. As a result of the Offering, the conditions that raised substantial doubt about whether the Company will continue as a going concern have been alleviated.